                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November 1996.



                                        /s/ Timothy C. Coughlin
                                        ---------------------------
                                        Timothy C. Coughlin

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this      day of
                                                             ----
November 1996.



                                        /s/ Calvin Cafritz
                                        ---------------------------
                                        Calvin Cafritz

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November 1996.



                                        /s/ Robert L. Allbritton
                                        ---------------------------
                                        Robert L. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of November 1996.



                                        /s/ Barbara B. Allbritton
                                        ---------------------------
                                        Barbara B. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November 1996.



                                        /s/ Joe L. Allbritton
                                        ---------------------------
                                        Joe L. Allbritton

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November 1996.



                                        /s/ Fred L. Bollerer
                                        ---------------------------
                                        Fred L. Bollerer

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ Charles A. Camalier, III
                                        ----------------------------
                                        Charles A. Camalier, III

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of November 1996.



                                        /s/ Ronald E. Cuneo
                                        ---------------------------
                                        Ronald E. Cuneo

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ Floyd E. Davis, III
                                        ---------------------------
                                        Floyd E. Davis, III

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November 1996.



                                        /s/ Jacqueline C. Duchange
                                        ---------------------------
                                        Jacqueline C. Duchange

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of November 1996.



                                        /s/ Michela A. English
                                        ---------------------------
                                        Michela A. English

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ James E. Fitzgerald, M.D.
                                        -----------------------------
                                        James E. Fitzgerald, M.D.

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December 1996.



                                        /s/ Heather S. Foley
                                        ---------------------------
                                        Heather S. Foley

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this      day of
                                                             ----
November 1996.



                                        /s/ David J. Gladstone
                                        ---------------------------
                                        David J. Gladstone

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November 1996.



                                        /s/ Lawrence I. Hebert
                                        ---------------------------
                                        Lawrence I. Hebert

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 1996.



                                        /s/ Michael J. Jackson
                                        ---------------------------
                                        Michael J. Jackson

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November 1996.



                                        /s/ Timothy A. Lex
                                        ---------------------------
                                        Timothy A. Lex

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December 1996.



                                        /s/ Leo J. O'Donovan, S.J.
                                        ---------------------------
                                        Leo J. O'Donovan, S.J.

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ John A. Sargent
                                        ---------------------------
                                        John A. Sargent

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November 1996.



                                        /s/ Robert L. Sloan
                                        ---------------------------
                                        Robert L. Sloan

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ Steven B. Pfeiffer
                                        ---------------------------
                                        Steven B. Pfeiffer

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ James W. Symington
                                        ---------------------------
                                        James W. Symington

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November 1996.



                                        /s/ Jack Valenti
                                        ---------------------------
                                        Jack Valenti

                          RIGGS NATIONAL CORPORATION
                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and/or officer of Riggs National Corporation, a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint each of Timothy C. Coughlin, Frederick L. Bollerer, John L. Davis and Linda A. Madrid my true and lawful attorney-in-fact and agents to do any and all acts and to execute any and all instruments, agreements, documents, certificates and contracts in connection with the proposed offering by Riggs Capital of its Series A Preferred Securities to be issued pursuant to Rule 144A, promulgated pursuant to the Securities Act of 1933, as amended, (the "Securities Act") and if deemed so advisable to register the Series A Preferred Securities pursuant to the Securities Act with the Securities and Exchange Commission, including specifically, but without limitation thereof, full power and authority to sign my name as a director and/or officer of the Corporation to all such contracts, consents and documents in connection therewith as said attorneys-in-fact and agents may deem advisable or necessary in their sole discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this      day of
                                                             ----
November 1996.



                                        /s/ Eddie N. Williams
                                        ---------------------------
                                        Eddie N. Williams